UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2010
infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34298 (Commission File Number)	47-0751545 (IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 8.01.	Other Events.
On March 15, 2010, infoGROUP Inc. (the Company) issued a press release announcing that the Securities and Exchange Commission has entered an administrative Order concluding its investigation of the Company. A copy of the press release, filed with this report as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
99.1	Press Release of the Company dated March 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc. (Registrant)
	By:	/s/ Thomas J. McCusker
Thomas J. McCusker
Date: March 16, 2010		Secretary and Executive Vice President for Business Conduct and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated March 15, 2010